SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     February 2, 2004
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                          Georgian Bancorporation, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Georgia                      333-53536                58-2531498
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)


                               3270 Florence Road
                         Powder Springs, Georgia  30127
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (770) 943-1400
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibits

          20.1   Letter  to  shareholders  dated  January  26,  2004.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

     On February 2, 2004, Georgian Bancorporation, Inc., a Georgia corporation (the "Company"), mailed a letter dated January 26, 2004, to its shareholders regarding its recent activities and plans for continued expansion. The Company's letter is attached as Exhibit 20.1 to this Current Report on Form 8-K.

     In 2003, the Company completed a $50,000,000 stock offering, changed its name to Georgian Bancorporation, Inc. and restructured its management team and its board of directors. As of December 31, 2003, the Company had assets of $250 million, $217 million in loans, and deposits of $191 million. The Bank achieved profitability for 2003, reporting $163,000 in profits that year.

     The Company has added 15 additional bankers since December 1, 2003, and is continuing to focus on hiring experienced bankers and customer service personnel to support its growth.

     In addition to the original Georgian Bank office in Powder Springs, Georgia, the Bank has established a full service branch office in Alpharetta, Georgia. Subject to regulatory approval, the Bank plans to open full service branch offices in Gwinnett County, Cobb County and north metropolitan Atlanta, Georgia.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to
                                       ------------
the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GEORGIAN BANCORPORATION, INC.


Date: February 16, 2004           By: /s/ Philip Ekern
                                     --------------------------------------
                                     Philip Ekern
                                     Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION

Exhibit 20.1        Letter to shareholders dated January 26, 2004.




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